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                                                                 EXHIBIT 23.5

                             CONSENT OF MARK CHAMBRE

         I hereby consent to the reference to me as a person to be appointed a Director of Internet Financial Services Inc. (the "Company") under the caption "Management" in the Prospectus included in the Company's Registration Statement on Form SB-2.

New York, New York
January 30, 1999


                                                /s/   Mark Chambre
                                             ------------------------
                                                   Mark Chambre